UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  October 11, 2005

EXELIXIS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-30235

Delaware	04-3257395
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

170 Harbor Way
P.O. Box 511
South San Francisco, California 94083-0511
(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 11, 2005, Exelixis, Inc. (the "Company") received notification from its director Jean-Francois Formela, M.D., a partner at the Atlas Venture group of funds ("Atlas"), that he will resign from the Company's Board of Directors after ten years of service in order to devote sufficient time to a new Atlas fund. Dr. Formela's resignation will be effective as of November 1, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: October 14, 2005.	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary